SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-DYNAMICS CORP

          GABELLI FOUNDATION
                                 6/16/97           18,000-           56.2500
          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                 6/16/97           58,000-           56.2500
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 6/16/97           24,000-           56.2500
               THE GABELLI CAPITAL ASSET FUND
                                 6/16/97           10,000-           56.2500
               THE GABELLI ABC FUND
                                 6/16/97            5,000-           56.2500
          GAMCO INVESTORS, INC.
                                 6/16/97           50,000-           56.2500
                                 6/06/97           17,000            57.3750
          GAMCO INVESTORS, INC.
                                 6/16/97          291,300-           56.2500
                                 6/13/97            2,000-           56.6250
                                 6/13/97            4,000-           56.5000
                                 6/12/97           25,000              *DI
                                 6/06/97              100            57.3750
          GABELLI ASSOCIATES LTD
                                 6/16/97            3,800            57.0789
                                 6/13/97            4,100            56.3720
          GABELLI & COMPANY MARKET MAKING ACCOUNT
                                 6/13/97               30-           56.5000
                                 6/06/97               30            57.3750







(1) DISPOSITIONS OF SHARES ON 6/16/97 WERE IN CONNECTION WITH THE
    TENDER OFFER BY CTS CORPORATION. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

(2) PRICE EXCLUDES COMMISSION.

(*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.


                                    30